UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2008

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

LMP Real Estate
Income Fund Inc.
(RIT)

Managed by  AEW Management and Advisors

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	12

Financial highlights	13

Notes to financial statements	15

Report of independent registered public accounting firm	23

Board approval of management and subadvisory agreements	24

Additional information	29

Annual chief executive officer and chief financial officer certifications	34

Dividend reinvestment plan	35

Important tax information	37

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. AEW Management and Advisors, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

LMP Real Estate Income Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated very poor results during the 12 months ended December 31, 2008. Stock prices declined during each of the first three months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed

II	LMP Real Estate Income Fund Inc.

course and posted positive returns in April and May 2008. The market’s gains were largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last seven months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. While the Index rallied approximately 20% from its low on November 20, 2008 through the end of the year, it was too little, too late. All told, the Index returned -37.00% in 2008, its third worst year ever and the biggest calendar year loss since 1937.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -37.60%, -41.46% and -33.79%, respectively, during the 12-month period ended December 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -38.44% and -36.25%, respectively.

Special shareholder notice

On November 18, 2008, the Fund announced monthly distributions of $0.08 per common share for the months of December 2008 and January and February 2009. The Fund had previously paid a monthly distribution of $0.19 per share since March 2007.

In announcing the change in the monthly distribution rate, the Fund cited the broader economic conditions and the decline in real estate valuations that have affected the value of real-estate-related investments and has led to a decline in the level of capital gains and income available from these investments.

The Fund also utilizes a line of credit to enhance portfolio returns; this line of credit provides the Fund with the ability to moderate its use of leverage as market conditions and opportunities change. As a result of the market conditions outlined above, the manager’s investment outlook and the need to maintain asset coverage requirements, the Fund has reduced its use of leverage.

Under the terms of the Fund’s managed distribution policy, the Fund will seek to maintain a consistent distribution level, stated as a fixed rate per common share per month, that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount

LMP Real Estate Income Fund Inc.	III

Letter from the chairman continued

of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund.

The Board of Directors may reduce the Fund’s monthly distribution rate in the future or terminate or suspend the managed distribution policy at any time. Any such reduction in the monthly distribution rate, termination or suspension could have an adverse effect on the market price of the Fund’s shares.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

IV	LMP Real Estate Income Fund Inc.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory and other matters that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

LMP Real Estate Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income with capital appreciation as a secondary investment objective. At AEW Management and Advisors, L.P., the Fund’s subadviser, we employ a value-oriented investment strategy designed to identify securities that are priced below what we believe is their intrinsic value. We believe that the performance of real estate securities is ultimately dependent upon the performance of the underlying real estate assets and company management, as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, we draw upon the combined expertise of our real estate, research and securities professionals.

Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, upon the passage of time or the happening of certain events, automatically convert into common shares) and debt securities issued by real estate companies, including real estate investment trusts (“REITs”)i. It is the Fund’s intention to invest approximately 60% to 80% of its total assets in common shares issued by real estate companies and 20% to 40% of its total assets in preferred shares, including convertible preferred shares, issued by real estate companies. The actual percentage of common, preferred and convertible preferred shares and debt securities in the Fund’s portfolio may vary over time based on our assessment of market conditions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. 2008 was a volatile year for the U.S. equities market as the battered economy and housing market, weakening consumer and business confidence, surging energy prices, increasing unemployment, the failure of several large financial institutions and deteriorated credit markets weighed heavily on stocks. Each of the major U.S. indexes suffered heavy losses for the 12 months ended December 31, 2008, with the S&P 500 Indexii shedding 37.00%, while the NASDAQ Composite Indexiii and the Dow Jones Industrial Averageiv were down 39.98% and 31.93%, respectively. The U.S. REIT market was not immune to the broader market strife, posting its worst-ever year of performance in 2008 with the MSCI U.S. REIT Indexv dropping 37.97%, which coincided with the worst year for the broader stock market since the Great Depression. REIT pricing was marked by significant bouts of volatility, and came under significant pressure from a host of factors, including the state of the slowing economy and the virtual standstill in the credit markets, and the resulting concerns over what impact these would have on real estate fundamentals and property values going forward. The market reacted

LMP Real Estate Income Fund Inc. 2008 Annual Report	1

Fund overview continued

particularly harshly to those real estate stocks with debt issues on their balance sheets and/or with significant development exposure.

Q. How did we respond to these changing market conditions?

A. Despite the overall market volatility during the past year, our bottom-up value-oriented investment approach did not change. We continue to focus on securities selection within each property sector, with the goal of constructing a diversified portfolio of income-producing real estate securities. In this environment of heightened uncertainty in the economy and financial markets, we remain focused on our investment process and finding investments that provide the best risk-adjusted returns for the Fund.

Performance review

For the 12 months ended December 31, 2008, LMP Real Estate Income Fund Inc. returned -49.80% based on its net asset value (“NAV”)vi and -58.88% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Index, returned -37.97% for the same period. The Lipper Real Estate Closed-End Funds Category Averagevii returned -59.23% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions, including a return of capital, to common shareholders totaling $2.17 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$6.46 (NAV)	-49.80%
$4.79 (Market Price)	-58.88%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. In light of the downturn in REIT share prices during 2008, the performance of the Fund’s common stock portfolio generally lagged the performance of its preferred share segment. At the end of December 2008, the Fund’s REIT common stock exposure was reduced to roughly 55% of its gross assets, with 45% in preferred shares. This compares to 68% and 32%, respectively, as of year-end 2007. On an individual stock basis, top contributors to the Fund’s performance during the period included Health

2	LMP Real Estate Income Fund Inc. 2008 Annual Report

Care common stock Omega Healthcare Investors Inc. and Industrial REIT Liberty Property Trust. The performance of Omega Healthcare Investors Inc. reflected the defensive characteristics of the company’s solid balance sheet and stable income stream, as well as the overall positive absolute returns realized in the Health Care sector during 2008. After being among the Fund’s worst performers in 2007, Industrials REIT Liberty Property Trust reversed course in 2008 and was one of the top performers in the battered Industrial sector due to its better-than-average balance sheet and a lack of exposure to non-recurring income streams. From a sector perspective, the Fund’s overweight to the overall best performing Health Care sector contributed positively to performance, as did its relative underweights to the underperforming Industrial and Regional Malls sectors.

Q. What were the leading detractors from performance?

A. Top individual Fund detractors during 2008 included real estate finance company iStar Financial, which we sold in September. The company continued to lose significant ground during the year as a result of the negative impact of its acquisition of a portfolio of commercial loans in July 2007, which included some distressed assets, and the overall state of the capital markets. An overweight position in Regional Malls REIT Macerich Co. was another detractor from performance as the company’s share price suffered as a result of a combination of near-term debt maturities, a relative high exposure to re-development assets and reduced consumer spending. Shopping centers REIT Developers Diversified Realty Corp. was another detractor from performance, as its share price was also driven down due to concerns over its near-term debt maturities and weakening retail environment. On a sector basis, the Fund’s underweightings to the Storage, Diversified and Apartments sectors, which outperformed on a relative basis, detracted from Fund performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund made several changes to its portfolio during the year in light of the prevailing weakened market conditions. Primary among these was the restructuring of its financing. In August 2008, the Fund commenced a deleveraging program by redeeming all of the $95 million Auction Rate Preferred Securities outstanding using a combination of bank borrowings under a revolving credit facility entered into with a major domestic bank and proceeds generated from the sale of a portion of the Fund’s portfolio securities. The Fund subsequently paid down additional debt at various intervals between September and November 2008, which was driven by the Fund’s obligation to maintain required debt-to-asset coverage levels. In December, as described in the Letter from the Chairman under the “Special Shareholder Notice” heading, the Fund reduced its dividend payout from

LMP Real Estate Income Fund Inc. 2008 Annual Report	3

Fund overview continued

$0.19 per share to $0.08 per share to bring it closer to the recurring income from its holdings in light of the prevailing economic conditions.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

AEW Management and Advisors, L.P.

January 20, 2009

4	LMP Real Estate Income Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Urstadt Biddle Properties Inc., 8.500% (6.4%), Public Storage Inc.,6.750% (5.3%), Omega Healthcare Investors Inc., 8.375% (5.2%), Kimco Realty Corp., 7.750% (5.1%), Camden Property Trust (5.1%), National Retail Properties Inc., (4.8%), Nationwide Health Properties Inc. (4.1%), Liberty Property Trust (3.9%), Kilroy Realty Corp. (3.7%) and Senior Housing Properties Trust (3.5%). Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Shopping Centers (20.9%), Health Care (20.8%), Diversified (19.4%), Office (19.4%) and Apartments (11.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Real Estate Investment Trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.
ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
iv

The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The MSCI U.S. Investable Market 2500 Index represents the investable universe of companies in the U.S. equity market. This Index targets for inclusion 2,500 companies and represents, as of October 29, 2004, approximately 98% of the capitalization of the U.S. equity market.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares and as traded on the exchange.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund’s Lipper category.

LMP Real Estate Income Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

Shopping centers
15.3
Health care
15.2
Diversified
14.2
Office
14.2
Apartments
8.3
Retail-free standing
8.2
Lodging/ resorts
6.2
Regional malls
5.7
Industrial
4.4
Industrial/ office-mixed
2.9
Self storage
2.3
Specialty
2.1
Short-term investment
1.0
0%
5%
10%
15%
20%

6	LMP Real Estate Income Fund Inc. 2008 Annual Report

Schedule of investments

December 31, 2008

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 55.1%
	Apartments — 5.1%
120,000	Camden Property Trust	$ 3,760,800
100,000	UDR Inc.	1,379,000
	Total Apartments	5,139,800
	Health Care — 11.8%
105,000	Nationwide Health Properties Inc.	3,015,600
240,000	Omega Healthcare Investors Inc.	3,832,800
145,000	Senior Housing Properties Trust	2,598,400
70,000	Ventas Inc.	2,349,900
	Total Health Care	11,796,700
	Industrial — 4.4%
375,000	DCT Industrial Trust Inc.	1,897,500
267,500	First Potomac Realty Trust	2,487,750
	Total Industrial	4,385,250
	Industrial/Office - Mixed — 2.9%
125,000	Liberty Property Trust	2,853,750
	Lodging/Resorts — 1.6%
40,000	Hospitality Properties Trust	594,800
135,000	Host Hotels & Resorts Inc.	1,021,950
	Total Lodging/Resorts	1,616,750
	Office — 10.0%
75,000	BioMed Realty Trust Inc.	879,000
246,300	Brandywine Realty Trust	1,898,973
650,000	HRPT Properties Trust	2,190,500
80,000	Kilroy Realty Corp.	2,676,800
95,000	Mack-Cali Realty Corp.	2,327,500
	Total Office	9,972,773
	Regional Malls — 3.7%
120,000	CBL & Associates Properties Inc.	780,000
178,600	Glimcher Realty Trust	501,866
134,200	Macerich Co.	2,437,072
	Total Regional Malls	3,718,938
	Retail - Free Standing — 5.4%
205,000	National Retail Properties Inc.	3,523,950
80,000	Realty Income Corp.	1,852,000
	Total Retail - Free Standing	5,375,950
	Self Storage — 2.3%
225,000	Extra Space Storage Inc.	2,322,000

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2008 Annual Report	7

Schedule of investments continued

December 31, 2008

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
	Shopping Centers — 5.8%
100,000	Cedar Shopping Centers Inc.	$ 708,000
160,000	Developers Diversified Realty Corp.	780,800
110,000	Kimco Realty Corp.	2,010,800
201,300	Kite Realty Group Trust	1,119,228
140,000	Primaris Retail Real Estate Investment Trust	1,213,447
	Total Shopping Centers	5,832,275
	Specialty — 2.1%
70,000	Entertainment Properties Trust	2,086,000
	TOTAL COMMON STOCKS (Cost — $82,308,121)	55,100,186
PREFERRED STOCKS — 43.9%
	Apartments — 3.2%
	Apartment Investment & Management Co., Cumulative:
70,000	Series U, 7.750%	969,500
70,000	Series Y, 7.875%	962,500
75,000	BRE Properties Inc., Series C, 6.750%	1,215,000
	Total Apartments	3,147,000
	Diversified — 14.2%
175,000	Duke Realty Corp., 6.950%	1,907,500
90,000	LBA Realty Fund LP, 8.750%(a)	2,160,000
	PS Business Parks Inc.:
70,000	Cumulative Redeemable, Series O, 7.375%	1,190,000
108,400	Series M, 7.200%	1,940,360
200,000	Public Storage Inc., Cumulative Redeemable, Series L, 6.750%	3,912,000
	Vornado Realty Trust:
100,000	Cumulative Redeemable, Series G, 6.625%	1,629,000
92,400	Series H, 6.750%	1,487,640
	Total Diversified	14,226,500
	Health Care — 3.4%
126,300	HCP Inc., Series F, 7.100%	2,096,580
70,000	Omega Healthcare Investors Inc., Cumulative Redeemable,
	Series D, 8.375%	1,325,100
	Total Health Care	3,421,680
	Lodging/Resorts — 4.6%
150,000	Ashford Hospitality Trust, Series D, 8.450%	930,000
71,100	Hospitality Properties Trust,
	Cumulative Redeemable, Series B, 8.875%	1,102,050
52,900	LaSalle Hotel Properties, Cumulative Redeemable, Series G, 7.250%	611,656
160,000	Strategic Hotels Capital Inc., 8.250%	686,800
100,100	Sunstone Hotel Investors Inc., Cumulative Redeemable,
	Series A, 8.000%	1,292,541
	Total Lodging/Resorts	4,623,047

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2008 Annual Report

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
	Office — 4.2%
150,000	BioMed Realty Trust Inc., Series A, 7.375%	$ 2,118,000
46,400	Brandywine Realty Trust, Series D, 7.375%	618,976
50,000	Corporate Office Properties Trust, Cumulative Redeemable,
	Series J, 7.625%	869,500
51,183	HRPT Properties Trust, Cumulative Redeemable, Series B, 8.750%	632,110
	Total Office	4,238,586
	Regional Malls — 2.0%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	573,750
86,800	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	1,398,565
	Total Regional Malls	1,972,315
	Retail - Free Standing — 2.8%
96,000	National Retail Properties Inc., Cumulative Redeemable,
	Series C, 7.375%	1,542,000
70,000	Realty Income Corp., Cumulative Redeemable, Series E, 6.750%	1,231,300
	Total Retail - Free Standing	2,773,300
	Shopping Centers — 9.5%
64,100	Cedar Shopping Centers Inc., Cumulative Redeemable,
	Series A, 8.875%	889,708
13,300	Developers Diversified Realty Corp., Cumulative Redeemable,
	Class G, 8.000%	115,577
209,100	Kimco Realty Corp., 7.750%	3,763,800
65,000	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	4,712,500
	Total Shopping Centers	9,481,585
	TOTAL PREFERRED STOCKS (Cost — $76,343,827)	43,884,013
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $158,651,948)	98,984,199
FACE
AMOUNT
SHORT-TERM INVESTMENT — 1.0%
	Repurchase Agreement — 1.0%
$1,034,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/08 with Greenwich Capital Markets Inc., 0.060% due 1/2/09; Proceeds at maturity — $1,034,003; (Fully collateralized by various U.S. government agency obligations, 2.625% to 7.125% due 7/17/09 to 11/15/30; Market value — $1,054,688) (Cost — $1,034,000)	1,034,000
	TOTAL INVESTMENTS — 100.0% (Cost — $159,685,948#)	$ 100,018,199

#   Aggregate cost for federal income tax purposes is $160,555,687.

(a)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2008 Annual Report	9

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $159,685,948)	$100,018,199
Cash	841
Cash deposits with brokers for swap contracts	1,411,845
Dividends and interest receivable	1,183,233
Prepaid expenses	93,742
Total Assets	102,707,860
LIABILITIES:
Loan payable (Note 4)	27,600,000
Unrealized depreciation on swaps	1,397,514
Payable for securities purchased	132,922
Investment management fee payable	60,148
Interest payable for open swap contracts	21,296
Directors’ fees payable	9,926
Interest payable (Note 4)	8,757
Accrued expenses	139,949
Total Liabilities	29,370,512
TOTAL NET ASSETS	$ 73,337,348
NET ASSETS:
Par value ($0.001 par value; 11,346,008 shares issued and outstanding; 100,000,000 shares authorized)	$ 11,346
Paid-in capital in excess of par value	145,183,970
Undistributed net investment income	643,184
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(11,435,764)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(61,065,388)
TOTAL NET ASSETS	$ 73,337,348
Shares Outstanding	11,346,008
Net Asset Value	$6.46

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2008 Annual Report

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$ 13,116,120
Interest	26,163
Less: Foreign taxes withheld	(38,600)
Total Investment Income	13,103,683
EXPENSES:
Investment management fee (Note 2)	2,036,365
Interest expense (Notes 3 and 4)	557,881
Legal fees	189,901
Auction participation fees (Note 5)	155,040
Shareholder reports	115,027
Commitment fees (Note 4)	94,718
Directors’ fees	68,345
Audit and tax	67,794
Transfer agent fees	21,898
Stock exchange listing fees	21,714
Rating agency fees	9,145
Custody fees	8,316
Insurance	6,113
Miscellaneous expenses	13,445
Total Expenses	3,365,702
Less: Fee waivers and/or expense reimbursements (Note 2)	(383,417)
Fees paid indirectly (Note 1)	(175)
Net Expenses	2,982,110
NET INVESTMENT INCOME	10,121,573
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, REIT DISTRIBUTIONS,
SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(11,540,777)
REIT distributions	3,917,759
Swap contracts	(2,541,680)
Foreign currency transactions	44,333
Net Realized Loss	(10,120,365)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(80,929,053)
Swap contracts	(666,532)
Foreign currencies	7
Change in Net Unrealized Appreciation/Depreciation	(81,595,578)
NET LOSS ON INVESTMENTS, REIT DISTRIBUTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(91,715,943)
Distributions Paid to Auction Rate Preferred Stockholders	(2,336,449)
DECREASE IN NET ASSETS FROM OPERATIONS	$(83,930,819)

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2008 Annual Report	11

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment income	$10,121,573	$ 12,556,116
Net realized gain (loss)	(10,120,365)	18,751,646
Change in net unrealized appreciation/depreciation	(81,595,578)	(97,381,882)
Distributions paid to auction rate preferred stockholders	(2,336,449)	(5,111,054)
Decrease in Net Assets From Operations	(83,930,819)	(71,185,174)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,976,386)	(10,801,134)
Net realized gains	(5,481,194)	(12,789,760)
Return of capital	(11,039,452)	—
Decrease in Net Assets From Distributions to Common Stock Shareholders	(24,497,032)	(23,590,894)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestments of distributions (136,353 and 140,413 shares issued, respectively)	2,001,570	2,997,057
Increase in Net Assets From Fund Share Transactions	2,001,570	2,997,057
DECREASE IN NET ASSETS	(106,426,281)	(91,779,011)
NET ASSETS:
Beginning of year	179,763,629	271,542,640
End of year*	$73,337,348	$179,763,629
* Includes undistributed net investment income of:	$643,184	$1,123,491

See Notes to Financial Statements.

12	LMP Real Estate Income Fund Inc. 2008 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

	2008[1]	2007[1]	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$16.04	$24.53	$20.58	$21.05	$18.21
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.90	1.13	0.99	0.89	0.94
Net realized and unrealized gain (loss)	(8.10)	(7.04)	5.92	0.63	3.30
Distributions paid to auction rate preferred stockholders	(0.21)	(0.46)	(0.42)	(0.24)	(0.09)
Total income (loss) from operations	(7.41)	(6.37)	6.49	1.28	4.15
Underwriting commissions and offering expenses for the issuance of taxable auction rate cumulative preferred stock	—	—	—	(0.04)	—
LESS DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.71)	(0.97)	(0.92)	(0.77)	(0.75)
Net realized gains	(0.48)	(1.15)	(1.62)	(0.94)	(0.32)
Return of capital	(0.98)	—	—	—	(0.24)
Total distributions	(2.17)	(2.12)	(2.54)	(1.71)	(1.31)
NET ASSET VALUE, END OF YEAR	$6.46	$16.04	$24.53	$20.58	$21.05
MARKET PRICE, END OF YEAR	$4.79	$14.52	$21.64	$18.62	$18.47
Total return, based on NAV[2,3]	(49.80)%	(27.44)%	34.39%	7.35%	24.75%
Total return, based on market price[3]	(58.88)%	(25.54)%	31.04%	10.69%	13.45%
NET ASSETS, END OF YEAR (MILLIONS)	$73	$180	$272	$228	$233
RATIOS TO AVERAGE NET ASSETS:[4]
Gross expenses	2.27%	1.55%	1.57%[5]	1.49%	1.44%
Gross expenses, excluding interest expense	1.89	1.55	1.57 [5]	1.49	1.44
Net expenses[6]	2.01 [7]	1.17	1.09 [5]	1.06	1.02
Net expenses, excluding interest expense[6]	1.63 [7]	1.17	1.09 [5]	1.06	1.02
Net investment income	6.83	5.18	4.31	4.27	5.00
PORTFOLIO TURNOVER RATE	14%	13%	18%	12%	6%
AUCTION RATE PREFERRED STOCK:[8]
Total Amount Outstanding (000s)	—	$95,000	$95,000	$95,000	$65,000
Asset Coverage Per Share	—	72,306	96,459	84,957	114,636
Involuntary Liquidating Preference Per Share[9]	—	25,000	25,000	25,000	25,000
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$27,600	—	—	—	—
Asset Coverage for Loan Outstanding	366%	—	—	—	—
Weighted Average Loan (000s)[10]	$46,502	—	—	—	—
Weighted Average Interest Rate on Loans	3.43%	—	—	—	—

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2008 Annual Report	13

Financial highlights continued

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

5  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

6  Reflects fee waivers and/or expense reimbursements.

7  The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

8  On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share. On August 26, 2008 the Fund fully redeemed the 3,800 shares of Taxable Auction Rate Cumulative Preferred Stock.

9  Excludes accrued interest or accumulated undeclared distributions.

10 For the period August 26 through December 31, 2008.

See Notes to Financial Statements.

14	LMP Real Estate Income Fund Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

LMP Real Estate Income Fund Inc. 2008 Annual Report	15

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$100,018,199	$98,984,199	$ 1,034,000	—
Other financial instruments*	(1,397,514)	—	(1,397,514)	—
Total	$ 98,620,685	$98,984,199	$ (363,514)	—

*  Other financial instruments include swaps.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

16	LMP Real Estate Income Fund Inc. 2008 Annual Report

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined on each day the exchange is open for business. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific

LMP Real Estate Income Fund Inc. 2008 Annual Report	17

Notes to financial statements continued

identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to shareholders. Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”) were entitled to receive dividends in accordance with an auction that was normally held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for Fund’s shares.

(i) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

18	LMP Real Estate Income Fund Inc. 2008 Annual Report

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$33,219	—	$(33,219)
(b)	(716,847)	$716,847	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of interest rate swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and AEW Management and Advisors, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding TARPS plus any borrowings used for leverage (“Managed Assets”).

In addition, LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund’s average daily Managed Assets through July 31, 2008, and 0.10% of the average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver will be eliminated August 1, 2009.

During the year ended December 31, 2008, LMPFA waived a portion of its management fee in the amount of $383,417.

LMPFA has delegated to AEW the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its

LMP Real Estate Income Fund Inc. 2008 Annual Report	19

Notes to financial statements continued

services, LMPFA pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s average daily Managed Assets, 0.35% of the next $100 million of the Fund’s average daily Managed Assets and 0.30% of the Fund’s average daily Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Funds operations, 50% of the management fee paid by the Fund to LMPFA, net of waivers.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 31,139,873
Sales	111,392,339

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 3,749,036
Gross unrealized depreciation	(64,286,524)
Net unrealized depreciation	$(60,537,488)

At December 31, 2008 the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk that an increase in short-term interest rates could affect the interest rate payable on the loan and thereby could have an adverse effect on the Fund’s net earnings as a result of leverage:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Wachovia Bank, N.A.	$10,000,000	7/22/12	4.500%	1-Month LIBOR	$ (985,868)
Wachovia Bank, N.A.	5,000,000	12/5/10	3.840%	1-Month LIBOR	(258,449)
Wachovia Bank, N.A.	5,000,000	11/25/09	4.177%	1-Month LIBOR	(153,197)
Net unrealized depreciation on open swap contracts					$ (1,397,514)

‡  Percentage shown is an annual percentage rate.

20	LMP Real Estate Income Fund Inc. 2008 Annual Report

4. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $95,000,000. Unless renewed, this agreement terminates on August 10, 2009. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended December 31, 2008 was $557,881. For the year ended December 31, 2008, the Fund incurred a commitment fee in the amount of $94,718. At December 31, 2008 the Fund had $27,600,000 of borrowings outstanding per this credit agreement.

5. Taxable auction rate cumulative preferred stock

As of December 31, 2008, the Fund did not have any outstanding shares of TARPS. The TARPS were fully redeemed on August 26, 2008. The dividend rates ranged from 2.912% to 6.000% for the period ended August 26, 2008.

Citigroup Global Markets Inc. (“CGM”) acted as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent paid to the participating broker/dealer, from monies the Fund provided, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the year ended December 31, 2008, the Fund incurred auction participation fees of $155,040 for CGM’s services as a participating broker/dealer.

6. Common stock

Common stock transactions were as follows:

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares issued on reinvestment	136,353	$2,001,570	140,413	$2,997,057

7. Distributions subsequent to December 31, 2008

On November 18, 2008, the Board of Directors of the Fund declared two distributions in the amount of $0.08 per share payable on January 30, 2009 and February 27, 2009 to shareholders of record on January 23, 2009 and February 20, 2009, respectively.

LMP Real Estate Income Fund Inc. 2008 Annual Report	21

Notes to financial statements continued

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income to common shareholders	$ 7,976,386	$ 11,771,840
Ordinary income to taxable auction rate cumulative preferred stockholders	1,941,866	2,343,586
Net long-term capital gains to common shareholders	5,481,194	11,819,054
Net long-term capital gains to taxable auction rate cumulative preferred stockholders	394,583	2,767,468
Total taxable distributions	15,794,029	28,701,948
Tax return of capital to common shareholders	11,039,452	—
Total distributions paid	$26,833,481	$ 28,701,948

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences(a)	$ (9,922,841)
Unrealized appreciation/(depreciation)(b)	(61,935,127)
Total accumulated earnings / (losses) — net	$(71,857,968)

(a) Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

22	LMP Real Estate Income Fund Inc. 2008 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

LMP Real Estate Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Real Estate Income Fund Inc. as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Real Estate Income Fund Inc. as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2009

LMP Real Estate Income Fund Inc. 2008 Annual Report	23

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Real Estate Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with AEW Management and Advisors, L.P. (the “Subadviser”) on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager and its corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other Funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, recent organizational changes and continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of the Management Agreement and Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreement, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-end Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreement encompassed the Fund and all other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

24	LMP Real Estate Income Fund Inc.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates and the Contract Renewal Information, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged real estate funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed,

LMP Real Estate Income Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) continued

among other things, that the Fund’s performance for the 1-year period was ranked in the second quintile of the Performance Universe for that period but that its performance for the 3- and 5- year periods ended June 30, 2008 was ranked in the fourth and fifth quintiles of the Performance Universe for that period, respectively. The Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe for the 3- and 5-year periods. Among other things, the Manager noted that the Fund is more income-oriented and, therefore, more conservatively structured than Performance Universe peers. This structure improved short-term relative results but was a detriment during the more volatile markets of 2004 to 2006. In addition, the Board considered that the Fund maintained a larger position in preferred shares than Performance Universe peers during the 3- and 5-year periods which led to relative underperformance in light of the strong performance during the periods of real estate investment trust common stocks. The Board considered the Fund’s performance relative to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that the Fund’s performance had shown improvement for the 1-year period and, based upon the Manager’s explanation of the Fund’s relative underperformance for the longer periods, supported a continuation of the Management Agreement and Sub-Advisory Agreement for an additional one-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Group consisted of the Fund and six other closed-end leveraged real estate funds, as classified by Lipper, with assets ranging from $121.4 million to $674.5 million. Four of the Expense Group funds were larger than the Fund and two were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the contractual Management Fee was ranked in the fourth quintile of the Expense Group. However, the Fund’s Actual Management Fee (i.e., giving effect to a voluntary fee waiver implemented by the Manager until July 2009), was ranked

26	LMP Real Estate Income Fund Inc.

in the second quintile of the Expense Group on both a common assets only and common and leveraged assets basis. In explaining the Fund’s fourth quintile ranking with respect to its contractual Management Fee, the Manager noted that the ranking reflects the impact of a planned phase-out during 2008 and 2009 of its voluntary fee waiver. As part of this two-year phase-out, the Management Fee at June 30, 2008 was being accrued at a level reflecting the first .10 percent reduction in the Manager’s voluntary fee waiver. The remaining voluntary fee waiver of .10 percent will expire in its entirety on July 31, 2009. The Manager also noted that the Fund’s actual Management Fee and actual total expenses were ranked in the first and second quintiles of the Expense Group, notwithstanding the impact in 2008 of the voluntary fee waiver phase-out. The Board noted that the Fund’s actual total expenses also were below (better than) the median for the Expense Group on both a common assets only and common and leveraged assets basis, ranking second and third among the seven funds in the Expense Group, respectively. The Board noted that the small number of funds in the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract

LMP Real Estate Income Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited) continued

Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. Although the profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 3% over the period covered by the analysis, the Manager’s profitability remained at a level which was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

28	LMP Real Estate Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Real Estate Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:

CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board member- ships held by Director	None
DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board member- ships held by Director	None
PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past 5 years	Professor of Italian and French languages, Drew University (since 1984); Formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board member- ships held by Director	None

LMP Real Estate Income Fund Inc.	29

Additional information (unaudited) continued

Information about Directors and Officers

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”): India Fund Inc. and Asia Tigers Fund, Inc.
WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board member- ships held by Director	Director of Associated Banc-Corp.
RIORDAN ROETT c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board member- ships held by Director	None

30	LMP Real Estate Income Fund Inc.

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

INTERESTED DIRECTORS:

R. JAY GERKEN, CFA[2] Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	146
Other board member- ships held by Director	None

OFFICERS:

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

LMP Real Estate Income Fund Inc.	31

Additional information (unaudited) continued

Information about Directors and Officers

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

32	LMP Real Estate Income Fund Inc.

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2005
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

LMP Real Estate Income Fund Inc.	33

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

34	LMP Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging

LMP Real Estate Income Fund Inc.	35

Dividend reinvestment plan (unaudited) continued

onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

36	LMP Real Estate Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid monthly to common shareholders during the taxable year ended December 31, 2008:

PAID	ORDINARY INCOME	LONG-TERM CAPITAL GAIN (MAXIMUM 15% RATE)	TAX RETURN OF CAPITAL	QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS EXPRESSED AS A % OF ORDINARY INCOME (MAXIMUM 15% RATE)
January	—	100.00%	—	—
February	8.74%	82.87%	8.39%	1.58%
March–December	38.50%	7.82%	53.68%	2.29%

Additionally, the following information is provided with respect to the distributions paid weekly to taxable auction rate cumulative preferred stockholders during the taxable year ended December 31, 2008:

PAID	ORDINARY INCOME	LONG-TERM CAPITAL GAIN (MAXIMUM 15% RATE)	TAX RETURN OF CAPITAL	QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS EXPRESSED AS A % OF ORDINARY INCOME (MAXIMUM 15% RATE)
Weekly	83.11%	16.89%	—	2.29%

You should consult your tax adviser regarding the appropriate tax treatment of distributions paid by the Fund.

Please retain this information for your records.

LMP Real Estate Income Fund Inc.	37

LMP Real Estate Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	AEW Management and Advisors, L.P.
Chairman
William R. Hutchinson	Auction agent
Riordan Roett	Deutsche Bank
Jeswald W. Salacuse	60 Wall Street
New York, New York 10005
Officers
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
1 Lincoln Street
Kaprel Ozsolak	Boston, Massachusetts 02111
Chief Financial Officer and Treasurer
Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and Chief Legal Officer	Independent registered public accounting firm
KPMG LLP
Thomas C. Mandia	345 Park Avenue
Assistant Secretary	New York, New York 10154

Albert Laskaj	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Steven Frank	New York, New York 10017
Controller
New York Stock Exchange Symbol
LMP Real Estate Income Fund Inc.	RIT
55 Water Street
New York, New York 10041

LMP Real Estate Income Fund Inc.

LMP REAL ESTATE INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD02709 2/09 SR09-736

ITEM 2.                                                     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,000 in 2007 and $47,400 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $51,000 in 2007 and 36,000 in 2008. These services consisted of procedures performed in connection with agreed upon procedures for the calculations pursuant to the fund’s articles supplementary creating and fixing the rights of Series M Taxable Auction Rate Preferred shares for Legg Mason Partners Real Estate Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Real Estate Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,700 in 2007 and $3,500 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Real Estate Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Real Estate Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee August implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes August impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services August not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Real Estate Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Real Estate Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Real Estate Income Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Legg Mason Partners Real Estate Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Legg Mason Partners Real Estate Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)         The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Riordan Roett

Jeswald Salacuse

b)        Not applicable.

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING AND RELATED MATTERS

The goal of AEW Management and Advisors, L.P. (“AEW”) Proxy Voting Policies and Procedures is to provide guidance in voting proxies and responding to other shareholder solicitations.  These guidelines are not exhaustive and do not include all potential voting issues.  Moreover, the Department of Labor (the “DOL”) has made it clear that, under ERISA a proxy voting policy should be in place for recurring issues and that non-routine issues should be addressed by consistent criteria.  This means that company-specific analysis should be performed and that automatic voting procedures are not generally appropriate or acceptable.  Proxy voting decisions should be handled on a case-by-case basis.

Proxy Voting.

The following policies and procedures should generally be followed when voting proxies:

•                  There should be a clear delineation of voting responsibilities between AEW and the client.  For each account, the applicable investment management agreement should specify whether, and in what instances, voting is the responsibility of the client or AEW.

•                  AEW should take reasonable steps under the circumstances to assure that AEW has actually received all of the proxies for which it has voting authority.

•                  When voting proxies AEW should act prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients.  AEW should consider those factors that would affect the value of its clients’ investments and should not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations.  If AEW believes that the company’s management and board have interests sufficiently aligned with those of the clients, AEW may vote in favor of proposals recommended by the company’s board.

•                  AEW subscribes for services from Institutional Shareholder Services (“ISS”).  ISS provides research, analysis and voting recommendations as well as reporting relating to proxy voting.  To the extent not inconsistent with the general principles set forth above or the specific matters identified below, AEW will generally vote in accordance with the ISS proxy voting guidelines.

•                  Finally, if a client has specific proxy voting guidelines, AEW will, at the written request of the client, vote in accordance with the client’s guidelines; provided that such guidelines are not inconsistent with AEW’s obligations under ERISA or other applicable laws.

Voting Guidelines — Specific Matters Submitted to Shareholders

•                  Corporate Governance and Structure

Board of Directors/Trustees

AEW seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management.  In many cases, this may be best accomplished by having a majority of independent board members.  Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors.  In addition, key board committees should generally be comprised of at least a majority of independent board members.  For all other votes regarding boards of directors, we will vote on a case-by-case basis.

Merger Acquisitions, Reincorporation and Other Transactions

Companies may ask their shareholders to vote on a variety of different types of transactions, including mergers, acquisitions, re-incorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets.  Voting on such proposals involves considerations unique to each transaction.  Therefore, our vote on proposals to effect these types of transactions will be determined on a case-by-case basis.

Anti-Takeover Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of the stock of a company without the approval of management or the board.  Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank-check preferred stock, or the creation of a separate class of stock with unequal voting rights.  However, some of the proposals may benefit shareholders in certain circumstances.  Because of the variety of such proposals and their varied effects on security holders, our vote on anti-takeover measures will be determined on a case-by-case basis.

Capital Structure

Shareholders of companies may be presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split.  As with mergers and acquisitions, there are a variety of transactions that may be presented to shareholders.  Accordingly, we will vote on a case-by-case basis involving changes to a company’s capital structure.

•                  Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders.  Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value.  The decision to favor or oppose compensation plans can be fact-intensive and unique.  Accordingly, we will vote on a case-by-case basis.

•                  Other Business Matters

Proxy statements generally involve the approval of routine business matters and procedural matters relating to shareholders meetings.  Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company.  Thus, we will generally vote for board-approved proposals regarding such matters.

Conflicts of Interest.

Occasions may arise where a person or organization involved in the proxy voting process may have a potential conflict of interest.  A potential conflict of interest may exist, for example, if AEW has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a potential conflict of interest relating to a particular proposal should disclose the potential conflict to AEW’s Compliance Officer.  The Compliance Officer will review the potential conflict of interest to determine if a conflict of interest in fact exists.  Where a conflict is determined to exist, appropriate steps will be taken to ensure that the action taken was made solely on the investment merits and without regard to any other consideration.

In the event of a conflict of interest involving any proxy vote, AEW will generally vote in accordance with recommendations provided by ISS or another independent party proxy service provider.

Record Retention and Disclosure

AEW maintains a Proxy Voting binder which memorializes shareholder action with respect to securities held on behalf of AEW clients.  On each occasion when votes are cast (or not cast) by AEW with respect to the securities of a particular issuer, a record of such vote should be maintained in the Proxy Voting binder.  The Proxy Voting binder should include, as appropriate: (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbol of the company; (iv) the CUSIP number; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the company or by a security holder; (vii) whether a vote was cast on the matter; (viii) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (ix) whether the vote was cast for or against management; (x) the signature of the portfolio manager authorizing the vote; and (xi) any other relevant information. The above information should be maintained for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate location on-site at AEW.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Matthew A. Troxell AEW Management and Advisors L.P. 2 Seaport Lane, 16th Floor Boston, MA 02210	Since 2002	Principal and Portfolio Manager of AEW Capital Management, L.P.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Other Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
Matthew A. Troxell	10 registered investment companies with $1.0 billion in total assets under management	5 Other pooled investment investment vehicles with $844.6 million in assets under management*	32 Other account with $2.0 billion in total assets under management*

* Includes 1 pooled investment vehicle, totaling $80.1 million, for which advisory fee is performance based.

** Includes 7 accounts, totaling $586.4 million, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account.  The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy applicable to each account, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio manager as of December 31, 2008.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
Matthew A. Troxell	None

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NONE.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NONE.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a) (1)  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	March 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Real Estate Income Fund Inc.

Date:	March 5, 2009